UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Annual report
11 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Annual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 10, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Intermediate-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Intermediate-Term Municipal Income Fund

Source: Putnam, as of 11/30/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/18. See above and 9–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Intermediate-Term Municipal Income Fund

Garrett has an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, Paul M. Drury, CFA, is a Portfolio Manager of the fund.

Garrett, how was the market for intermediate-term municipal bonds during the reporting period?

Intermediate-term municipal bonds rode a fairly positive tide during the period, even as fixed-income markets faced increasing challenges. Despite returns coming under pressure from rising interest rates, demand for the intermediate part of the yield curve remained robust — helping to support prices. Inflows were relatively strong as investors sought out intermediate bonds as a safe haven from potential inflation that they feared could more severely impact the long end of the curve, and from the short end of the yield curve where rising interest rates typically have a greater impact.

Supply dynamics also supported prices of intermediate-term municipal bonds. The Tax Cuts and Jobs Act [TCJA], which was enacted in December 2017, eliminated tax-exempt advanced refundings — contributing to a decline in new-issue supply. [A refunding occurs when an issuer refinances a bond with a second bond at a lower interest rate to pay off the original, older higher-yielding bond to help reduce interest cost.] On a year-to-date basis through October 31, 2018, new municipal bond issuance

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

totaled $312.3 billion, representing a 16% drop from the same period a year earlier, according to the Bond Buyer.

Against this backdrop, intermediate-term municipals closed out the period in positive territory, edging out long-term municipals and intermediate-term U.S. Treasuries as well as outperforming the broader fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. With credit spreads tightening over the course of the period, higher-yielding, lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the 12 months ended November 30, 2018, the fund underperformed its benchmark index, the Bloomberg Barclays 7-year Municipal Bond Index, and the average return of its Lipper peer group, Intermediate Municipal Debt Funds. The fund’s conservative positioning, which underweighted lower-rated, non-investment-grade municipal bonds, detracted from relative results, as these securities outperformed higher-rated, investment-grade bonds.

What was your investment approach in this environment?

Duration positioning, which measures the portfolio’s sensitivity to interest rates, was generally neutral during the period. Rather, we used yield-curve positioning as our primary tool to manage the interest-rate risk of the portfolio. Given our outlook for interest rates trending higher, we employed a barbell approach to structuring the portfolio — overweighting shorter-term bonds of 3 years or less, underweighting intermediate-term bonds with maturities of 4 to 12 years, and overweighting longer-term bonds with maturities of 13 or more years. This strategy resulted in an average maturity that was slightly longer relative to the fund’s Lipper peer group.

From a credit-quality standpoint, the fund held an overweight exposure to lower-quality, investment-grade bonds rated A and BBB and an underweight exposure to the high-quality bonds rated AAA and high-yielding, lower-quality bonds. From a sector-positioning perspective, we continue to favor health-care, state-backed debt, and prepaid gas bonds relative to the fund’s Lipper group. This sector positioning contributed positively to performance results.

Geographically speaking, the fund held a modest overweight in Illinois general obligation [G.O.] bonds, which performed well for the year. Illinois G.O. bonds outperformed the broader municipal bond market due to their relatively higher yields and steady demand, which helped to offset price declines from modestly higher interest rates. Illinois G.O. bonds remain an attractive opportunity in our view, as we believe the state’s financial profile stabilized during the period and is not currently reflected by market spreads.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial conditions remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto

Intermediate-Term Municipal Income Fund 7

Rico bond prices have risen dramatically during 2018 to date as the market appears to be pricing in the potential of higher recoveries.

What is your outlook for interest rates and the municipal bond market in 2019?

During the course of the reporting period, the Federal Reserve raised its benchmark rate four times, in December 2017 and March, June, and September 2018, as it continued down the path of normalizing interest rates. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%. The Fed held interest rates steady at its November 2018 meeting, noting that its outlook was little changed from its September commentary aside from observing that “business investment had moderated from its rapid pace earlier in the year.”

Following the close of the reporting period, the Fed introduced its fourth-rate hike of 2018 in December as expected. The Fed increased its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50%. In his comments, Fed Chair Jerome Powell sees growth and inflation moderating in the future and signaled a more patient approach to future rate increases. Powell added that there were a number of “cross-currents emerging” that warranted a reduction in hikes in 2019 from three to two.

While the effects of the stimulus provided by the TCJA may begin to wear off and growth could moderate, we expect U.S. economic growth to remain positive in 2019. However, we believe that markets are likely to remain volatile as investors assess various risks in global markets. A backdrop of slowing growth and stable inflation may temper the Fed’s pace of tightening, in our view. Any decrease in the pace of tightening is generally beneficial for fixed-income investors, as it allows for more accrued income relative to price depreciation associated with rising rates.

We are constructive in our outlook for municipals for 2019. Yields have adjusted higher over 2018, which makes the starting point for 2019 that much more attractive at the same time that our outlook, and the Fed’s forecast, for the pace of monetary tightening is slowing. Credit spreads reside near their historic lows, and credit fundamentals appear to be stable —bolstered by solid state tax collections. As such, we believe municipal bonds could perform well in relation to other asset classes in 2019. That said, performance will hinge on the pace and timing of Fed rate hikes and U.S. Treasury rates, in our view.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	9.34%	1.58%	10.71%	2.06%	4.10%	1.35%	0.49%
After sales charge	4.96	0.85	6.28	1.23	–0.07	–0.02	–3.53
Class B (3/18/13)
Before CDSC	5.69	0.98	7.44	1.45	2.25	0.74	–0.11
After CDSC	4.69	0.81	5.44	1.07	–0.73	–0.24	–5.04
Class C (3/18/13)
Before CDSC	4.81	0.83	6.76	1.32	1.80	0.59	–0.26
After CDSC	4.81	0.83	6.76	1.32	1.80	0.59	–1.25
Class M (3/18/13)
Before sales charge	7.85	1.33	9.49	1.83	3.36	1.11	0.28
After sales charge	4.35	0.75	5.93	1.16	0.00	0.00	–2.98
Class R6 (5/22/18)
Net asset value	10.90	1.83	12.10	2.31	4.88	1.60	0.74
Class Y (3/18/13)
Net asset value	10.91	1.83	12.12	2.31	4.89	1.61	0.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Bloomberg
Barclays 7-Year
Municipal Bond	13.13%	2.19%	14.08%	2.67%	4.96%	1.63%	1.26%
Index
Lipper
Intermediate
Municipal Debt	10.56	1.77	13.15	2.49	4.54	1.49	0.67
Funds category
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/18, there were 207, 181, 168, and 162 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been $10,569 ($10,469 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,481 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,435. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $11,090 and $11,091, respectively.

10 Intermediate-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/18

Distributions	Class A		Class B	Class C	Class M		ClassR6	Class Y
Number	12		12	12	12		7	12
Income[1]	$0.186899		$0.126569	$0.111232	$0.165885		$0.115445	$0.213486
Capital gains[2]
Long-term gains	0.012171		0.012171	0.012171	0.012171		—	0.012171
Short-term gains	—		—	—	—		—	—
Total	$0.199070		$0.138740	$0.123403	$0.178056		$0.115445	$0.225657
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/17	$10.26	$10.69	$10.26	$10.26	$10.26	$10.60	—	$10.26
5/22/18	—	—	—	—	—	—	$10.13	—
11/30/18	10.11	10.53	10.11	10.11	10.11	10.45	10.11	10.11
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.15%	2.06%	1.60%	1.45%	2.00%	1.93%	2.45%	2.45%
Taxable equivalent[4]	3.63	3.48	2.70	2.45	3.38	3.26	4.14	4.14
Current 30-day
SEC yield (with expense
limitation)[5,6]	N/A	2.13	1.63	1.48	N/A	1.92	2.56	2.46
Taxable equivalent[4]	N/A	3.60	2.75	2.50	N/A	3.24	4.32	4.16
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	0.74	0.18	0.04	N/A	0.52	1.11	1.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

		Annual		Annual		Annual
	Life of Fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	10.40%	1.73%	12.03%	2.30%	4.71%	1.55%	0.78%
After sales charge	5.99	1.01	7.55	1.47	0.52	0.17	–3.25
Class B (3/18/13)
Before CDSC	6.68	1.12	8.74	1.69	2.86	0.94	0.09
After CDSC	5.68	0.96	6.74	1.31	–0.13	–0.04	–4.85
Class C (3/18/13)
Before CDSC	5.78	0.98	7.94	1.54	2.40	0.79	–0.06
After CDSC	5.78	0.98	7.94	1.54	2.40	0.79	–1.05
Class M (3/18/13)
Before sales charge	8.89	1.48	10.70	2.05	3.98	1.31	0.48
After sales charge	5.35	0.91	7.10	1.38	0.60	0.20	–2.79
Class R6 (5/22/18)
Net asset value	12.01	1.98	13.45	2.56	5.50	1.80	1.03
Class Y (3/18/13)
Net asset value	12.02	1.98	13.46	2.56	5.52	1.81	1.04

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

12 Intermediate-Term Municipal Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/17*	0.85%	1.45%	1.60%	1.10%	0.57%‡	0.60%
Total annual operating expenses for the
fiscal year ended 11/30/17	1.92%	2.52%	2.67%	2.17%	1.64%	1.67%
Annualized expense ratio for the
six-month period ended 11/30/18†	0.86%	1.46%	1.61%	1.11%	0.57%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/20.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 11/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 6/1/18 to 11/30/18. For a new class, the expenses shown are for the period from the inception date of the class to 11/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.32	$7.31	$8.06	$5.57	$2.87‡	$3.06
Ending value (after expenses)	$1,001.50	$998.60	$997.80	$1,000.60	$1,009.50	$1,002.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 11/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 6/1/18 to 11/30/18, they would have been higher.

Intermediate-Term Municipal Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	4.36	$7.38	$8.14	$5.62	$2.89	$3.09
Ending value (after expenses)	$1,020.76	$1,017.75	$1,017.00	$1,019.50	$1,022.21	$1,022.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 11/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Intermediate-Term Municipal Income Fund

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Intermediate-Term Municipal Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

16 Intermediate-Term Municipal Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Intermediate-Term Municipal Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts

Intermediate-Term Municipal Income Fund 19

were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2020. In addition, effective through at least March 30, 2020, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.52% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam

20 Intermediate-Term Municipal Income Fund

Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017

Intermediate-Term Municipal Income Fund 21

and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address under-performance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Intermediate Municipal Debt Funds) for the one-year and three-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	3rd

Over the one-year and three-year periods ended December 31, 2017, there were 210 and 195 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Intermediate-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Intermediate-Term Municipal Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate-Term Municipal Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 10, 2019

24 Intermediate-Term Municipal Income Fund

The fund’s portfolio 11/30/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate or yield at the close of the reporting period.
AMBAC AMBAC Indemnity Corporation	Rates may be subject to a cap or floor. For certain
BAM Build America Mutual	securities, the rate may represent a fixed rate currently
COP Certificates of Participation	in place at the close of the reporting period.
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corp.
PSFG Permanent School Fund Guaranteed
U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (97.1%)*	Rating**	Principal amount	Value
Alabama (2.0%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$100,000	$103,894
Jefferson, Cnty. Rev. Bonds, (Warrants),
5.00%, 9/15/29	AA	100,000	113,934
			217,828
Arizona (0.5%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	50,000	50,206
			50,206
California (10.5%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 5.00%, 7/1/22	A–/F	50,000	54,896
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	110,000	111,540
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	202,192
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A,
5.00%, 12/1/37	AA	205,000	235,406
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. C,
5.00%, 5/15/38	Aa3	300,000	335,809
San Mateo, Union High School Dist. COP, (Phase I),
Ser. B, AMBAC, U.S. Govt. Coll., stepped-coupon
zero % (5.00%, 12/15/19), 12/15/43 ††
(Prerefunded 12/15/24)	AAA/P	160,000	175,902
			1,115,745
Colorado (3.7%)
CO State Hlth. Fac. Auth. Rev. Bonds, (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5.00%, 12/1/22	BBB	75,000	80,504
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.624%, 9/1/39	A2	100,000	100,785
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
5.00%, 12/1/29	Baa2	100,000	113,581
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.50%, 12/1/27	Ba1	100,000	97,733
			392,603

Intermediate-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value
Florida (4.1%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 10/1/25	A1	$100,000	$113,777
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	100,000	101,302
Miami-Dade Cnty., School Board COP, Ser. A,
5.00%, 5/1/28	A1	200,000	225,096
			440,175
Georgia (2.9%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A–	150,000	149,141
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	100,000	107,391
Main St. Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/21	A3	50,000	52,726
			309,258
Illinois (11.1%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	75,927
Chicago, Board of Ed. G.O. Bonds
Ser. E, 5.00%, 12/1/21	B+	50,000	51,940
(School Reform), Ser. A, NATL, zero %, 12/1/21	Baa2	100,000	91,100
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5.25%, 1/1/27	A2	100,000	109,197
Ser. C, 5.00%, 1/1/23	A	100,000	109,086
Ser. A, 5.00%, 1/1/22	A2	75,000	80,430
Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/26	A	50,000	55,156
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	110,389
IL State G.O. Bonds
5.00%, 2/1/26	Baa3	100,000	106,102
5.00%, 7/1/23	Baa3	50,000	52,583
Ser. A, 5.00%, 4/1/21	Baa3	100,000	103,339
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/31	A–/F	100,000	108,983
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	49,355
Railsplitter, Tobacco Settlement Auth. Rev. Bonds
5.25%, 6/1/21	A	20,000	21,331
5.25%, 6/1/20	A	50,000	52,068
			1,176,986
Indiana (2.7%)
IN State Fin. Auth. Hosp. Rev. Bonds, (Parkview Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 5/1/27 ##	Aa3	160,000	183,037
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22),
(BP Products North America, Inc.), 5.00%, 11/1/45	A1	100,000	108,320
			291,357
Kentucky (2.3%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	30,000	30,937
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	209,540
			240,477

26 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value
Maryland (0.8%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U. Sr.
Student Hsg.), 4.00%, 7/1/20	BBB	$85,000	$87,049
			87,049
Massachusetts (0.6%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Partners Hlth. Care Syst.), 4.00%, 7/1/19	Aa3	15,000	15,177
MA State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 5.125%,
1/1/23 (Escrowed to maturity)	Aaa	50,000	54,401
			69,578
Michigan (1.5%)
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program-Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/29	A–	100,000	108,317
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/26	A	50,000	56,201
			164,518
Minnesota (0.5%)
Deephaven, Charter School Lease Rev. Bonds,
(Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	50,000	51,466
			51,466
Missouri (1.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev.
Bonds, (SoutheastHEALTH Oblig. Group), Ser. A,
5.00%, 3/1/20	Baa3	100,000	102,921
			102,921
Nevada (0.7%)
Las Vegas, Special Assmt. Bonds, (Dist. No. 607
Local Impt.), 5.00%, 6/1/24	BBB–/P	20,000	21,068
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	50,000	54,128
			75,196
New Jersey (7.0%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B,
5.00%, 11/1/26	Baa1	100,000	111,025
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(U. Hosp.), Ser. A, AGM, 5.00%, 7/1/25	AA	100,000	113,162
5.00%, 9/15/23	Baa1	75,000	81,542
(Holy Name Med. Ctr.), 4.50%, 7/1/20	Baa2	25,000	25,734
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 5.875%, 12/15/38	Baa1	250,000	250,303
Ser. A, 5.00%, 12/15/32	Baa1	150,000	162,066
			743,832
New Mexico (0.9%)
Farmington, Poll. Control Mandatory Put Bonds
(10/1/21), (Public Svcs. Co. of NM), 1.875%, 4/1/33	BBB+	100,000	97,476
			97,476
New York (7.7%)
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	100,000	104,401
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	100,000	101,937

Intermediate-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A-1,
5.00%, 5/1/37	AAA	$400,000	$445,468
NY State Hsg. Fin. Agcy. Rev. Bonds,
(Affordable Hsg.), Ser. AA, 3.80%, 5/1/20	Aa2	50,000	51,166
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	112,402
			815,374
Ohio (6.5%)
Carlisle, Local School Dist. G.O. Bonds,
(School Impt.), 4.00%, 12/1/31	AA	100,000	103,764
Hamilton Cnty., Hlth. Care Rev. Bonds,
(Life Enriching Cmntys.), 4.00%, 1/1/21	BBB–/F	50,000	50,766
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds,
(Kendal at Oberlin), 5.00%, 11/15/23	A–	50,000	55,635
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A,
4.00%, 2/1/33	Aa1	250,000	259,208
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/31	A2	100,000	110,322
Warren Cnty., Hlth. Care Fac. Rev. Bonds,
(Otterbein Homes Oblig. Group), Ser. A,
5.00%, 7/1/40	A	100,000	106,813
			686,508
Oregon (2.4%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.), Ser. A,
2.25%, 8/1/25	A–2	250,000	249,885
			249,885
Pennsylvania (12.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/32	A	200,000	222,898
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (U. Student Housing, LLC), 3.00%, 8/1/19	Baa3	100,000	100,043
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	106,869
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/30	Baa3	40,000	41,997
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds,
(Susquehanna Hlth. Syst.), Ser. A, 5.10%, 7/1/20	A+	25,000	25,442
PA State COP, Ser. A, 5.00%, 7/1/30	A2	175,000	197,304
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–2	200,000	197,020
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
3.35%, 10/1/23	AA+	100,000	101,470
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northampton Cnty. Area Cmnty. College
Foundation), Ser. A, BAM, 5.00%, 6/15/28	AA	50,000	53,865
PA State Tpk. Comm. Rev. Bonds, Ser. B-1,
5.00%, 6/1/29	A3	100,000	111,014

28 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.1%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds, (Cultural & Coml. Corridors Program), Ser. A,
5.00%, 12/1/23	A2	$100,000	$111,019
West Shore Area Auth. Rev. Bonds, (Messiah Village
Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB–/F	50,000	54,278
			1,323,219
Puerto Rico (1.1%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV,
NATL, 5.25%, 7/1/26	Baa2	115,000	121,294
			121,294
South Carolina (1.0%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A+	100,000	104,761
			104,761
Texas (11.1%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	209,124
4.00%, 12/1/31	AAA	165,000	172,529
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	264,453
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	200,000	202,844
Houston, Arpt. Syst. Rev. Bonds, Ser. C,
5.00%, 7/15/20	BB	100,000	103,221
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	100,000	115,312
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	100,000	106,270
			1,173,753
Washington (1.0%)
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.674%, 1/1/42	A+	100,000	101,032
			101,032
Wisconsin (1.0%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/25	BBB–	100,000	111,490
			111,490

TOTAL INVESTMENTS
Total investments (cost $10,344,546)			$10,313,987

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,619,227.

Intermediate-Term Municipal Income Fund 29

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.69%, 2.35% and 2.74%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.1%
Transportation	15.9
State debt	14.4
Local debt	11.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$10,313,987	$—
Totals by level	$—	$10,313,987	$—

The accompanying notes are an integral part of these financial statements.

30 Intermediate-Term Municipal Income Fund

Statement of assets and liabilities 11/30/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,344,546)	$10,313,987
Cash	382,043
Interest and other receivables	129,392
Receivable for shares of the fund sold	363
Receivable from Manager (Note 2)	33,860
Prepaid assets	27,095
Total assets	10,886,740

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	181,723
Payable for shares of the fund repurchased	25,609
Payable for custodian fees (Note 2)	2,788
Payable for investor servicing fees (Note 2)	1,922
Payable for Trustee compensation and expenses (Note 2)	1,232
Payable for administrative services (Note 2)	50
Payable for distribution fees (Note 2)	3,451
Payable for auditing and tax fees	41,532
Distributions payable to shareholders	117
Other accrued expenses	9,089
Total liabilities	267,513

Net assets	$10,619,227

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,666,127
Total distributable earnings (Note 1)	(46,900)
Total — Representing net assets applicable to capital shares outstanding	$10,619,227

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($7,796,735 divided by 771,173 shares)	$10.11
Offering price per class A share (100/96.00 of $10.11)*	$10.53
Net asset value and offering price per class B share ($56,497 divided by 5,586 shares)**	$10.11
Net asset value and offering price per class C share ($382,823 divided by 37,860 shares)**	$10.11
Net asset value and redemption price per class M share ($25,936 divided by 2,565 shares)	$10.11
Offering price per class M share (100/96.75 of $10.11)†	$10.45
Net asset value, offering price and redemption price per class R6 share
($472,784 divided by 46,772 shares)	$10.11
Net asset value, offering price and redemption price per class Y share
($1,884,452 divided by 186,428 shares)	$10.11

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 31

Statement of operations Year ended 11/30/18

INVESTMENT INCOME
Interest income	$358,549
Total investment income	358,549

EXPENSES
Compensation of Manager (Note 2)	59,137
Investor servicing fees (Note 2)	12,358
Custodian fees (Note 2)	6,699
Trustee compensation and expenses (Note 2)	691
Distribution fees (Note 2)	31,735
Administrative services (Note 2)	400
Reports to shareholders	13,328
Auditing and tax fees	49,219
Blue sky expense	77,562
Other	1,998
Fees waived and reimbursed by Manager (Note 2)	(138,067)
Total expenses	115,060
Expense reduction (Note 2)	(7,226)
Net expenses	107,834

Net investment income	250,715

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(17,267)
Total net realized loss	(17,267)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(177,115)
Total change in net unrealized depreciation	(177,115)

Net loss on investments	(194,382)

Net increase in net assets resulting from operations	$56,333

The accompanying notes are an integral part of these financial statements.

32 Intermediate-Term Municipal Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/18	Year ended 11/30/17
Operations
Net investment income	$250,715	$222,745
Net realized gain (loss) on investments	(17,267)	51,487
Net unrealized appreciation (depreciation) of investments	(177,115)	376,456
Net increase in net assets resulting from operations	56,333	650,688
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(6,201)	—
Class B	(36)	—
Class C	(288)	—
Class M	(16)	—
Class R6	(147)	—
Class Y	(1,013)	—
From tax-exempt net investment income
Class A	(188,215)	(194,486)
Class B	(672)	(639)
Class C	(4,450)	(4,569)
Class M	(390)	(330)
Class R6	(1,499)	—
Class Y	(48,574)	(20,911)
From net realized long-term gain on investments
Class A	(13,782)	—
Class B	(69)	—
Class C	(618)	—
Class M	(28)	—
Class Y	(1,556)	—
Decrease from capital share transactions (Note 4)	(2,339,812)	(6,983,431)
Total decrease in net assets	(2,551,033)	(6,553,678)

NET ASSETS
Beginning of year	13,170,260	19,723,938
End of year (Note 1)	$10,619,227	$13,170,260

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
November 30, 2018	$10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	$10.11	.49	$7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
November 30, 2016	10.19	.12	(.25)	(.13)	(.12)	—	(.12)	9.94	(1.28)	18,306.85		1.19	16
November 30, 2015	10.16	.12	.03	.15	(.12)	—	(.12)	10.19	1.50	14,206.85		1.19	1
November 30, 2014	9.81	.12	.35	.47	(.12)	—	(.12)	10.16	4.78	11,626.85		1.17	20
Class B
November 30, 2018	$10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	$10.11	(.11)	$57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
November 30, 2016	10.19	.06	(.24)	(.18)	(.06)	—	(.06)	9.95	(1.78)	50	1.45	.58	16
November 30, 2015	10.16	.06	.03	.09	(.06)	—	(.06)	10.19	.89	40	1.45	.58	1
November 30, 2014	9.81	.06	.35	.41	(.06)	—	(.06)	10.16	4.16	50	1.45	.57	20
Class C
November 30, 2018	$10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	$10.11	(.26)	$383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
November 30, 2016	10.19	.05	(.25)	(.20)	(.05)	—	(.05)	9.94	(2.02)	529	1.60	.44	16
November 30, 2015	10.16	.04	.03	.07	(.04)	—	(.04)	10.19	.74	385	1.60	.43	1
November 30, 2014	9.80	.04	.36	.40	(.04)	—	(.04)	10.16	4.11	63	1.60	.41	20
Class M
November 30, 2018	$10.26	.17	(.14)	.03	(.17)	(.01)	(.18)	$10.11	.28	$26	1.11	1.57	69
November 30, 2017	9.95	.14	.31	.45	(.14)	—	(.14)	10.26	4.57	24	1.10	1.42	91
November 30, 2016	10.19	.10	(.24)	(.14)	(.10)	—	(.10)	9.95	(1.43)	23	1.10	.93	16
November 30, 2015	10.16	.10	.03	.13	(.10)	—	(.10)	10.19	1.25	31	1.10	.92	1
November 30, 2014	9.80	.09	.36	.45	(.09)	—	(.09)	10.16	4.63	10	1.10	.91	20
Class R6
November 30, 2018 †	$10.13	.12	(.02)	.10	(.12)	—	(.12)	$10.11	.95*	$473	.29 *	1.26*	69
Class Y
November 30, 2018	$10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	$10.11	.75	$1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91
November 30, 2016	10.19	.15	(.25)	(.10)	(.15)	—	(.15)	9.94	(1.04)	817.60		1.49	16
November 30, 2015	10.16	.15	.03	.18	(.15)	—	(.15)	10.19	1.75	71.60		1.42	1
November 30, 2014	9.81	.14	.35	.49	(.14)	—	(.14)	10.16	5.04	61.60		1.41	20

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 35

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

			Percentage of average net assets
	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Class A	1.01%	1.07%	0.62%	0.88%	1.18%
Class B	1.01	1.07	0.62	0.88	1.18
Class C	1.01	1.07	0.62	0.88	1.18
Class M	1.01	1.07	0.62	0.88	1.18
Class R6	0.53	N/A	N/A	N/A	N/A
Class Y	1.01	1.07	0.62	0.88	1.18

The accompanying notes are an integral part of these financial statements.

36 Intermediate-Term Municipal Income Fund

Notes to financial statements 11/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through November 30, 2018.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds Putnam Management invests in are mainly investment-grade in quality. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Intermediate-Term Municipal Income Fund 37

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit

38 Intermediate-Term Municipal Income Fund

and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,229	$11,032	$17,261

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $74 to decrease undistributed net investment income, and $74 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$61,028
Unrealized depreciation	(91,587)
Net unrealized depreciation	(30,559)
Undistributed tax-exempt income	964
Capital loss carryforward	(17,261)
Cost for federal income tax purposes	$10,344,546

For the fiscal year ended November 30, 2017, the fund had undistributed net investment income of $1,706.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end

Intermediate-Term Municipal Income Fund 39

mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

Effective May 1, 2020 Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,675 as a result of this limit.

Prior to May 1, 2018, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,961 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $122,431 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R6, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

40 Intermediate-Term Municipal Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,664	Class R6	35
Class B	52	Class Y	2,187
Class C	397	Total	$12,358
Class M	23

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,226 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$26,767
Class B	1.00%	0.85%	487
Class C	1.00%	1.00%	4,356
Class M	1.00%	0.50%	125
Total			$31,735

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $591 and $69 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Intermediate-Term Municipal Income Fund 41

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$8,806,365	$10,756,733
U.S. government securities (Long-term)	—	—
Total	$8,806,365	$10,756,733

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	261,101	$2,655,908	314,376	$3,185,099
Shares issued in connection with
reinvestment of distributions	13,976	142,147	11,135	113,487
	275,077	2,798,055	325,511	3,298,586
Shares repurchased	(606,106)	(6,143,875)	(1,064,339)	(10,678,100)
Net decrease	(331,029)	$(3,345,820)	(738,828)	$(7,379,514)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,035	$10,400
Shares issued in connection with
reinvestment of distributions	43	443	63	639
	43	443	1,098	11,039
Shares repurchased	(431)	(4,449)	(144)	(1,464)
Net increase (decrease)	(388)	$(4,006)	954	$9,575

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	10,161	$104,412	3,217	$32,677
Shares issued in connection with
reinvestment of distributions	494	5,032	401	4,086
	10,655	109,444	3,618	36,763
Shares repurchased	(15,783)	(160,537)	(13,785)	(140,594)
Net decrease	(5,128)	$(51,093)	(10,167)	$(103,831)

42 Intermediate-Term Municipal Income Fund

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	203	$2,059	—	$—
Shares issued in connection with
reinvestment of distributions	43	434	33	330
	246	2,493	33	330
Shares repurchased	—	—	—	—
Net increase	246	$2,493	33	$330

			FOR THE PERIOD 5/22/18 (COMMENCEMENT
			OF OPERATIONS) TO 11/30/2018
Class R6			Shares	Amount
Shares sold			46,629	$469,225
Shares issued in connection with reinvestment of distributions			170	1,646
			46,799	470,871
Shares repurchased			(27)	(276)
Net increase			46,772	$470,595

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	250,650	$2,568,279	97,966	$1,001,288
Shares issued in connection with
reinvestment of distributions	4,916	49,963	1,746	17,836
	255,566	2,618,242	99,712	1,019,124
Shares repurchased	(199,413)	(2,030,223)	(51,573)	(529,115)
Net increase	56,153	$588,019	48,139	$490,009

At the close of the reporting period, a shareholder of record owned 12.9% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class B	1,044	18.69%	$10,555
Class M	1,064	41.48	10,757
Class R6	998	2.13	10,090

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Intermediate-Term Municipal Income Fund 43

Federal tax information (Unaudited)

The fund has designated 97.01% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

44 Intermediate-Term Municipal Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Intermediate-Term Municipal Income Fund 45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46 Intermediate-Term Municipal Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Intermediate-Term Municipal Income Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

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48 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN119 314361 1/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2018	$43,546	$ —	$5,550	$ —
November 30, 2017	$48,921	$ —	$5,388	$ —

For the fiscal years ended November 30, 2018 and November 30, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,550 and $5,388 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2018	$ —	$ —	$ —	$ —

November 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019